FIRST AMENDMENT TO LOAN AGREEMENT

This FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of October 8, 2013, by and between DEL FRISCO'S RESTATURANT GROUP, INC., a Delaware corporation (the "Borrower"), and JPMORGAN CHASE BANK, N.A., a national banking association (the "Lender"), and acknowledged and agreed to by each Guarantor.

W I T N E S S E T H:

WHEREAS, the Lender and the Borrower previously entered into that certain Loan Agreement dated as of October 15, 2012 (as may be amended, restated, supplemented, modified or replaced from time to time, the "Loan Agreement") pursuant to which the Lender agreed to make certain Loans to the Borrower as described therein; and

WHEREAS, the Borrower has requested that certain terms of the Loan Agreement be amended in the manner set forth herein, and the Lender, subject to the terms and conditions contained herein, has agreed to such amendments, to be effective as of the date hereof.

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1.Definitions.  Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

2.Amendment to the Loan Agreement.    Subject to the conditions hereof and upon satisfaction of the terms set forth in Section 6 herein, Section 7.08(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(b)so long as no Default shall have occurred and be continuing or shall be caused thereby, Borrower may repurchase capital stock of Borrower from (i) officers, directors and employees of Borrower or any Subsidiary in an aggregate amount not to exceed (A) $2,000,000 in any fiscal year or (B) $5,000,000 during the term of this Loan Agreement and (ii) Lone Star Fund or other public investors through block or open market trades in an aggregate amount not to exceed $20,000,000 during the term of this Loan Agreement.

3.Consent of Guarantors.  Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms, reaffirms and ratifies in all respects the Guaranty to which it is a party (including without limitation the continuation of such Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Amendment) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

4.Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Borrower hereby acknowledges and agrees that the Loan Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

5.Representations and Warranties.  Each Loan Party hereby represents and warrants to the Lender that after giving effect to this Amendment:

(a)The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Loan Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b)This Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of such parties,  enforceable against such parties in accordance with its terms; and

(c)No Default or Event of Default under the Loan Agreement or under any other Loan Document exists.

6.Conditions to Effectiveness.  This Amendment shall not be effective until the following conditions precedent have been satisfied:

(a)the Lender shall have received, in form and substance satisfactory to the Lender, each of the following:

(i)counterparts of this Amendment executed by the Borrower, the Lender and each Guarantor; and

(ii)such other documents, instruments and certificates as reasonably requested by the Lender;

(b)the Lender shall have received payment or evidence of payment of all fees and expenses owed by the Borrower to the Lender including, without limitation, the reasonable fees and expenses of Winstead PC, counsel to the Lender;

(c)the Lender shall have received evidence, in form and substance reasonably satisfactory to the Lender, that all actions required to be taken by the Borrower and each other Loan Party in connection with the transactions contemplated by this Amendment have been taken;

(d)the representations and warranties contained in the Loan Agreement and in each other Loan Document shall be true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; and

(e)no Default or Event of Default under the Loan Agreement or under any other Loan Document exists.

Upon the satisfaction of the conditions set forth in this Section 6, this Amendment shall be effective as of the date hereof.

7.Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original (including electronic copies) but all of which together shall constitute one and the same instrument.

8.Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas.

9.Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.No Novation.  This Amendment is given as an amendment and modification of, and not as a payment of, the obligations of the Borrower and the Guarantors under the Loan Agreement and each other Loan Document and is not intended to constitute a novation of the Loan Agreement or any other Loan Document.  All of the indebtedness, liabilities and obligations owing by the Borrower and the Guarantors under the Loan Agreement and the other Loan Documents shall continue.

11.Expenses.  The Borrower agrees to pay all reasonable out of pocket costs and expenses (including without limitation reasonable fees and expenses of any counsel, financial advisor, and agent for the Lender) incurred before or after the date hereof by the Lender and its affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other Loan Documents.

12.Entire Agreement.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

DEL FRISCO’S RESTAURANT GROUP, INC.

By:	/s/ Mark S. Mednansky
Mark S. Mednansky
President

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Douglas K. Eller
Douglas K. Eller
Banker Senior

REAFFIRMATION OF GUARANTY

By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) acknowledges and agrees that its obligations in respect of its respective guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its respective guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its respective guaranty.

CENTER CUT HOSPITALITY, INC.	SULLIVAN’S – AUSTIN, L.P.
LONE STAR FINANCE, LLC	DEL FRISCO’S -- DALLAS, L.P.
SULLIVAN’S OF ALASKA, INC.	DEL FRISCO’S – FORT WORTH, L.P.
SULLIVAN’S OF ARIZONA, INC.
CALIFORNIA SULLIVAN’S, INC.
DEL FRISCO’S OF COLORADO, INC.	By:	ROMO HOLDING, LLC,
DEL FRISCO’S GRILLE OF TEXAS, LLC		its sole general partner
SULLIVAN’S OF ILLINOIS, INC.
SULLIVAN’S OF INDIANA, INC.	By:	/s/ Mark S. Mednansky
SULLIVAN’S OF KANSAS, INC.		Mark S. Mednansky
LOUISIANA STEAKHOUSE, INC.		President
SULLIVAN’S OF BALTIMORE, INC.
DEL FRISCO’S OF BOSTON, LLC
SULLIVAN’S RESTAURANTS OF NEBRASKA, INC.
DEL FRISCO’S OF NEVADA, INC.
DEL FRISCO’S OF NEW YORK, LLC
DEL FRISCO’S GRILLE OF NEW YORK, LLC
SULLIVAN’S OF NORTH CAROLINA, INC.
NORTH PHILADELPHIA SULLIVAN’S, INC.
DEL FRISCO’S OF PHILADELPHIA, INC.
ROMO HOLDING, LLC

By: /s/ Mark S. Mednansky
Mark S. Mednansky
President